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                        P R 0 M I S S 0 R Y   N 0 T E

$482,625.00                   Ambler, Pennsylvania             November___, 2001

         FOR VALUE RECEIVED, REGENT ENERGY CORPORATION, ("Maker", whether one or more), promises to pay to the order of ENERGY INVESTORS, LLC, in Ambler, Pennsylvania, the sum of FOUR HUNDRED EIGHTY TWO THOUSAND SIX HUNDRED AND TWENTY-FIVE DOLLARS ($482,625.00) in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the unpaid principal balance of this promissory note (the "Note") from time to time outstanding from the date hereof until maturity at a per annum rate of interest equal to the lesser of (i) the "Applicable Rate" or (ii) the "Maximum Rate", as those terms are herein defined;

         (i) The term "Applicable Rate" means TWELVE PERCENT (12%) interest per annum.

         (ii) The term "Maximum Rate" means the maximum lawful rate of interest permitted to be charged by the holder of this Note to Maker, as a corporation, under the law of the State of Pennsylvania and the United States of America.

         Interest shall be computed on a per annum basis of a year of 365 or 366 days, as the case may be.

         This Note shall be for a term of ninety (90) days or such lesser term as is provided in the Amended and Restated Participation and Loan Agreement of even date herewith between Maker and Payee in this Note with interest payable in advance in three monthly installments beginning November ___, 2001 with principal paid in full at maturity. The payments due under this Note and the Amended and Restated Participation and Loan Agreement shall be payable to the holder of this Note at 230 Mathers Road, Ambler, Pennsylvania, or at such other address as may be provided in writing to Maker.

         This Note may be prepaid in whole or in part at any time and from time to time without prepayment charge or penalty. Simultaneously with any prepayment of principal, there must also be paid all interest accrued on the amount of principal so prepaid and all other sums then due hereunder or under any instrument, document, or other writing now or hereafter securing or pertaining to this Note.

         Maker further agrees that all past due principal and accrued interest shall bear interest from the date it is due until paid at the Maximum Rate; and if no Maximum Rate is applicable, then at the rate of eighteen percent (18.00%) per annum; provided, however, nothing herein or in any instrument, document, or other writing now or hereafter securing this Note shall entitle the holder of this Note to contract for, charge, receive, take, or reserve interest hereon in excess of the Maximum Rate. In the event this Note is prepaid in full or in the event the maturity of this Note is accelerated prior to the end of the full stated term hereof, and the interest received prior to such prepayment or acceleration exceeds interest calculated at the Maximum Rate, the then holder of this Note shall credit the amount of such excess against the amounts lawfully owing under this Note or under any instrument, document, or other writing securing this Note as of the date of such prepayment or acceleration, in any order, preference, or manner as the holder hereof may elect, until all sums lawfully owing to the holder hereof are fully and finally paid, and the balance, if any, shall be refunded to the person or entity entitled thereto.

         Maker further agrees that, notwithstanding any other provision of this Note, in no event shall the aggregate of (i) all interest which has accrued on this Note from the date hereof through the date of such calculation, and (ii) the sum of all other amounts accrued or paid which, under applicable laws, are considered interest from the date hereof through the date of such calculation, ever exceed interest calculated at the

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Maximum Rate on the principal balance of this Note from time to time remaining unpaid. In this connection, it is agreed that in the execution, delivery, and acceptance of this Note, Maker and the holder of this Note intend to contract in strict compliance with applicable state and federal laws from time to time in effect. In furtherance thereof, none of the terms of this Note or of any instrument, document, or other writing now or hereafter securing or pertaining to this Note shall ever be construed to create a contract to pay for the use, forbearance, or detention of money any interest at a rate in excess of the Maximum Rate. No person or entity shall ever be liable for interest in excess of the Maximum Rate, and the provisions of this paragraph shall control over all other provisions of this Note or the Security Documents (hereafter defined) which may be in apparent conflict therewith. Specifically, and without limiting the generality of the foregoing, Maker agrees that:

         (i) if, under any circumstances, the aggregate amounts paid on this Note prior to and incident to final payment hereof include amounts which by law are considered interest which would exceed the Maximum Rate, Maker agrees that such payment and collection will have been and will be deemed to have been the result of mathematical error on the part both of Maker and the holder of this Note, and the recipient of such excess payments shall promptly refund the amount of such excess (to the extent only of such interest payments above the maximum amount which could lawfully have been collected and retained) upon discovery of such error by the recipient of such payment or upon receipt of notice thereof from the person or entity making such payment; and

         (ii) to the fullest extent permitted by applicable law, all sums paid or agreed to be paid to the holder hereof for the use, forbearance, or detention of the indebtedness evidenced hereby shall be amortized, prorated, allocated, and spread throughout the full term of this Note.

         Maker further agrees that if any default occurs in the payment of this Note, principal or interest, or in the payment of any other note or indebtedness of Maker, Maker's successors or assigns, to the then holder of this Note, or upon the occurrence of any default under any of the Security Documents, or under any other instrument, document, or other writing then securing this Note or any other indebtedness of Maker, Maker's successors or assigns, to the then holder of this Note, then, in any such event, and at any time thereafter, cumulative of and in addition to all other rights and remedies available to the holder of this Note, at the option of such holder, the entire unpaid principal balance and all accrued interest then owing on this Note shall immediately mature and be due and payable.

         Maker further agrees that if the original or a copy of this Note is placed in the hands of an attorney for collection after the occurrence of any default hereunder, or for the purpose of being sued upon or established in any manner in any court, or for any other purpose whatsoever in any manner connected with or pertaining to (i) the extension of credit evidenced hereby,
(ii) Maker, Maker's successors or assigns, or (iii) any property, rights, or interests now or hereafter securing this Note, then, in any such event, Maker promises to pay to the then holder of this Note all reasonable attorneys' fees, costs, and expenses theretofore, then, and thereafter paid or incurred by any holder of this Note in any manner connected therewith.

         To the maximum extent not prohibited by applicable law, Maker, on behalf of Maker and Maker's successors and assigns, hereby (i) waives grace, demand, notice of default, notice of intent to accelerate maturity, notice that the holder hereof will not or will no longer accept late payments, notice of acceleration of maturity, presentment for acceleration, presentment for payment, protest, notice of protest and of dishonor, and diligence in taking any action with respect to any security or the collection of any sums owing hereon and (ii) consents to any and all renewals, extensions, modifications, and rearrangements hereof and to the release of all or any part of the security herefor or any person or entity liable hereon or herefor under any terms deemed by the holder hereof, in its sole discretion, to be adequate. Any such renewal, extension, modification, or rearrangement, or the release of any such security, person, or entity, may be made without

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notice to Maker, Maker's successors or assigns, and without affecting any security herefor or the liabilities and obligations of Maker, Maker's successors or assigns, which are not expressly released in writing. Maker further agrees that the exercise of any right or remedy conferred upon any holder hereof in this Note, or in any instrument, document, or other writing now or hereafter securing or otherwise pertaining to this Note, or securing or pertaining to any other indebtedness now or hereafter owing by Maker to any holder hereof, shall be wholly discretionary with the holder of this Note, and the exercise of, or failure to exercise, any such right or remedy shall not in any manner affect, impair, or diminish the obligations and liabilities of Maker, or constitute or be deemed a waiver of any such right or remedy or any other past, present, or future right or remedy of any holder hereof. Maker further agrees that (without limiting the foregoing) the acceptance of late payments or the failure to exercise the option to accelerate the maturity of this Note upon any default hereunder shall not in any manner constitute a waiver of the right to exercise the option to accelerate the maturity of this Note upon the failure to promptly pay any subsequent payment or in the event there exists or thereafter occurs any other or subsequent default, and no waiver shall be enforceable against the holder of this Note unless such waiver is expressly set forth in writing and duly executed by such holder.

         WITHOUT LIMITATION OF ANY OTHER PROVISION HEREIN, THE MAKER HEREBY EMPOWERS ANY ATTORNEY OR ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER, TO APPEAR FOR THE MAKER AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST THE MAKER IN FAVOR OF THE HOLDER OF THIS NOTE FOR ALL AMOUNTS DUE HEREUNDER AND ALL ACCRUED INTEREST, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE GREATER OF 10% OF SUCH PRINCIPAL AND INTEREST OR $1,000 ADDED AS A REASONABLE ATTORNEY'S FEE AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE MAKER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER OF THIS NOTE SHALL ELECT UNTIL SUCH TIME AS THE HOLDER OF THIS NOTE SHALL HAVE RECEIVED PAYMENT IN FULL OR ALL AMOUNTS PAYABLE BY MAKER.

         This Note, and all instruments, documents, and other writings evidencing, securing, or pertaining to the indebtedness evidenced hereby have been executed in Harris County, Texas, and shall be construed in accordance with and governed by the applicable laws of the United States of America and the State of Pennsylvania. Maker further agrees and consents to all of the provisions of the Security Documents and of all other instruments, documents, and other writings now or hereafter securing or pertaining to this Note and agrees that all of same are binding on Maker, and on the heirs, successors, legal representatives, and assigns of Maker.

         To the maximum extent not prohibited by applicable law, this Note is secured by all security instruments, collateral assignments, mortgages, liens, and lien instruments (the "Security Documents") executed by Maker (or by any other person or entity) in favor of the holder of this Note, including those executed simultaneously herewith, those executed heretofore, and those hereafter executed, including, without limitation, that certain Deed of Trust and Security Agreement (the "Deed of Trust") dated effective August 15, 2001, executed by Maker to Donald G. Sinex, Trustee, which Deed of Trust is recorded in Book1327, Page 212, records of San Juan County, New Mexico together with Uniform Commercial Code Financing Statement also dated effective August 15, 2001 and recorded in UCC file No. 2001082006524, Office of the Secretary of State of New Mexico together with the Renewal and Extension of Lien executed by Maker of even date herewith, with all such documents describing or referencing Mortgaged Properties in the Horshoe-Gallup Unit on Exhibit "A" attached thereto, reference to which is here made for all purposes.

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         THE MAKER IRREVOCABLY WAIVES ANY AND ALL RIGHT THE MAKER MAY HAVE TO
A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE MAKER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

         The Maker acknowledges that it has read and understood all the provisions of this Note, including the confession of judgment and waiver of jury trial, and has been advised by counsel as necessary or appropriate.

         Notwithstanding any provision of this Promissory Note to the contrary, the Holder of this Promissory Note acknowledges that the obligations imposed on Maker by this Promissory Note, and the rights of any and all holders hereof, are subject to and subordinate to the Mortgage, Assignment of Production, Security Agreement and Financing Statement as described in Section VII (p) of the Deed of Trust as renewed and extended that secures the obligations under this Promissory Note.

                                         REGENT ENERGY CORPORATION

                                         By
                                           -------------------------------------
                                            John N. Ehrman, President






















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